DWS Multi-Asset Conservative Allocation Fund
Summary Prospectus | December 1, 2022

Class/Ticker	A	SPDAX	C	SPDCX	S	SPBAX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated December 1, 2022, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks to maximize total return.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 36), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 63) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	C	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	1.00	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	C	S
Management fee	0.10	0.10	0.10
Distribution/service (12b-1) fees	0.24	1.00	None
Other expenses	0.47	0.52	0.45
Acquired funds fees and expenses	0.44	0.44	0.44
Total annual fund operating expenses	1.25	2.06	0.99
Fee waiver/expense reimbursement	0.20	0.26	0.19
Total annual fund operating expenses after fee waiver/expense reimbursement	1.05	1.80	0.80
1 Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
The Advisor has contractually agreed through November 30, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.05%, 1.80% and 0.80% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board. Because acquired fund fees and expenses are estimated for the current fiscal year based on expected acquired fund allocations, individual shareholders may experience total operating expenses higher or lower than the applicable expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses

(including one year of capped expenses in each period) remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	C	S
1	$676	$283	$82
3	930	621	296
5	1,204	1,085	529
10	1,983	2,161	1,196
You would pay the following expenses if you did not redeem your shares:
Years	A	C	S
1	$676	$183	$82
3	930	621	296
5	1,204	1,085	529
10	1,983	2,161	1,196
PORTFOLIO TURNOVER
The fund (or an underlying fund) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategies
Main investments. The fund seeks to achieve its objective by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate including real estate investment trusts (REITs), infrastructure, convertibles, commodities, currencies and absolute return strategies).
Investments may be made directly in securities and derivatives (see “Derivatives” subsection) or in DWS funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by DWS Investment Management Americas, Inc., the fund’s investment advisor, or one of its affiliates). The fund may also invest in securities of unaffiliated mutual funds or ETFs when the economic exposure to a particular market or sector is not available through a DWS fund. DWS funds and other funds and ETFs in which the fund may invest are referred to as
“underlying funds.” The fund’s allocations among direct investments and underlying funds will vary over time and at times the fund may operate as a fund-of-funds, investing almost entirely in underlying funds. The fund may be appropriate for investors seeking total return consistent with conservative levels of overall risk.
Under normal market conditions, the fund invests between 20% and 50% of assets in equity securities, including investments in underlying funds that invest primarily in equity securities, and between 50% and 80% of assets in fixed income securities, including investments in underlying funds that invest primarily in fixed income securities. Variations outside of the stated ranges in the target percentage allocation for equity securities and fixed income securities are permitted up to plus or minus 10% of the fund's assets. The fund may also allocate up to 20% of fund assets in alternative asset classes in place of either fixed income or equity allocations.
The fund can buy many types of securities (directly or indirectly through investment in underlying funds), among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities and ETFs. The fund may invest in securities of any size, investment style, category or credit quality (including high yield debt securities, commonly referred to as junk bonds), and from any country (including emerging markets).
Management process. Using a risk/return strategic asset allocation process, portfolio management allocates the fund’s assets among various asset categories. Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions, to manage risk consistent with the fund’s overall investment strategy or based upon other relevant considerations.
Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes from time to time. Tactical allocations reflect views from DWS’s Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and may be implemented as: (i) changes to a fund’s strategic asset allocation, (ii) through the addition of new allocations, or (iii) through changes to prior tactical allocations.
Derivatives. Portfolio management may use futures contracts and interest rate swap contracts to gain exposure to different parts of the yield curve while managing overall duration.

DWS Multi-Asset Conservative Allocation Fund
Summary Prospectus December 1, 2022

Portfolio management may also use futures contracts to (i) hedge against changes in a particular market or security; (ii) gain exposure to a particular asset class; or (iii) to keep cash on hand to meet shareholder redemptions or for other needs while maintaining exposure to the stock market.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Because the fund invests in one or more underlying funds, the risks listed here include those of the underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term “the fund” may refer to the fund itself, one or more underlying funds, or both.
Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, and debt levels and credit ratings, among others. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets, including the investments held by the fund. In addition, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursions and the resulting sanctions could adversely affect global energy, commodities and financial markets and thus could affect the value of the fund's investments. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.
Other market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, which at times has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors,

DWS Multi-Asset Conservative Allocation Fund
Summary Prospectus December 1, 2022

companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic.
Adverse market conditions or particular market disruptions, such as those caused by Russian military action and the COVID-19 pandemic, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund’s investments — and therefore its share price as well — to decline. Although interest rates in the US remain at low levels, they have been rising and are expected to continue to increase in the near future. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund. Increased redemptions from the fund may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Recently, there have been signs of inflationary price movements. As such, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause the value of the fund’s investments to decline.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high-yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.
Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. As of January 1, 2021 the United Kingdom is no longer part of the European Union (EU) customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, hedging a non-US dollar currency may not be successful and in certain instances can have a negative effect on performance if the US dollar declines in value relative to that currency. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative

DWS Multi-Asset Conservative Allocation Fund
Summary Prospectus December 1, 2022

transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Underlying funds risk. Because the fund may invest in underlying funds, the fund’s performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.
In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers the fund’s returns. To the extent that the fund’s allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an underlying fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
Concentration risk – underlying funds. Any underlying fund that concentrates in a particular segment of the market (such as commodities, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund’s performance.
While the fund does not concentrate in a particular industry, it may concentrate in an underlying DWS fund, and there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund having increased exposure to a particular industry or group of industries, or to a single issuer. Such increased exposure to industries or issuers may have the effect of increasing the volatility of the fund’s returns. The fund does not control the investments of the underlying funds, and any increased exposure to industries or issuers occurs as a result of the underlying funds following their own investment objectives and strategies. However, to the extent practicable, the fund will consider whether an underlying fund’s investments may create significant exposure to a particular industry or group of industries.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Interest rate strategies risk. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates.
Currency strategies risk. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.
As part of the currency strategies, the fund could have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment

DWS Multi-Asset Conservative Allocation Fund
Summary Prospectus December 1, 2022

could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Real estate securities risk. Real estate companies, including REITs, can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, delays in completion of construction, falling rents (whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans and losses from casualty or condemnation. During periods of rising interest rates, real estate securities may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. Rising interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain. Real estate companies have been and may continue to be adversely affected by the pandemic spread of the novel coronavirus known as COVID-19, which at times has led to decreased economic activity, widespread business and other closures, supply chain disruptions and rapid increases in unemployment, increasing the risk of defaults on rent, loans or other obligations and the risk of an economic recession or depression. In addition, many real estate companies, including REITs, utilize leverage which increases investment risk. Highly leveraged real estate companies are particularly vulnerable to the effects of an economic downturn. Further, REITs are dependent upon management skills, may not be diversified and may have relatively small market capitalizations, which can increase volatility. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through a fund, a shareholder will bear expenses of the REITs in addition to expenses of the fund and will not be entitled to the federal income tax deduction for qualified REIT dividends available to noncorporate investors that own REITs directly unless certain holding period and other requirements are satisfied.
Infrastructure-related companies risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, commodities markets disruptions (e.g., significant changes over short time periods in the price of oil), technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure-related companies. Infrastructure-related companies also have been and may continue to be adversely affected by the pandemic spread of the novel coronavirus known as COVID-19, which at times has caused or may continue to cause decreased demand for infrastructure projects, increased delays or cancellations of infrastructure projects and impacts on certain types of infrastructure assets more than others (e.g., airports, toll roads, ports and midstream oil infrastructure companies). A company is considered to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets.
Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.
The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. A liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund’s ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of

DWS Multi-Asset Conservative Allocation Fund
Summary Prospectus December 1, 2022

the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
On October 19, 2015, the fund changed from a fund-of-funds to a multi-asset allocation fund. Prior to July 8, 2013, the fund had a sub-advisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	9.94%	June 30, 2020
Worst Quarter	-11.68%	March 31, 2020
Year-to-Date	-18.75%	September 30, 2022
Average Annual Total Returns
(For periods ended 12/31/2021 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	12/29/2000	1.75	5.74	5.59
After tax on distribu- tions		-0.31	4.62	4.61
After tax on distribu- tions and sale of fund shares		1.87	4.14	4.10
Class C before tax	12/29/2000	7.15	6.20	5.42
Class S before tax	11/15/1996	8.25	7.28	6.49
S&P Target Risk Conser- vative Index (reflects no deduction for fees, expenses or taxes)		4.99	6.97	5.60
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2018.

DWS Multi-Asset Conservative Allocation Fund
Summary Prospectus December 1, 2022

Fabian Degen, CFA, Senior Portfolio Manager Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2021.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A C	1,000	500	1,000	500
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 7th Street Suite 219151 Kansas City, MO 64105-1407
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
Hearing Impaired		For hearing impaired assistance, please call us using a relay service

The fund is generally open on days when the New York Stock Exchange is open for regular trading. If you invest with the fund directly through the transfer agent, you can open a new fund account (Class S shares only) and make an initial investment on the Internet at dws.com, by using the mobile app or by mail. You can make additional investments or sell shares of the fund on any business day by visiting the fund’s Web site, by using the mobile app, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. The ability to open new fund accounts and to transact online or using the mobile app varies depending on share class and account type. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

DWS Multi-Asset Conservative Allocation Fund
Summary Prospectus December 1, 2022 DMACAF-SUM